Exhibit 99.1

Yadkin Valley Financial and American Community Remind Shareholders of the Importance of Voting for the Proposed Merger

Elkin, NC—April 8, 2009— On April 1, 2009, Yadkin Valley Financial Corporation (NASDAQ: YAVY) and American Community Bancshares, Inc. (NASDAQ: ACBA) filed with the Securities and Exchange Commission (the “SEC”) began mailing a supplement to their joint proxy statement/prospectus.  Shareholders who have not yet received a supplement may obtain a copy online at http://www.yadkinvalleybank.com under “Documents” within the Investor Relations section or American Community’s website at http://www.americancommunitybank.com under “About Us/Investor Relations/SEC Filings.” Copies may also be obtained on the SEC’s internet site at (http://www.sec.gov). The supplement confirms the recommendation, by a nine-to-five vote, of Yadkin Valley’s board of directors that Yadkin Valley shareholders approve Yadkin Valley’s proposed merger with American Community and confirms the unanimous recommendation of American Community’s board of directors that American Community’s shareholders do likewise.

The Yadkin Valley shareholders meeting, originally scheduled for 10:00 a.m. on February 26, 2009, was adjourned and will be reconvened at the Holiday Inn located at 1713 NC 67 Highway, Jonesville, North Carolina, on April 16, 2009 at 3:00 p.m., local time.

The American Community shareholders meeting, originally scheduled for 3:00 p.m. on February 26, 2009, was adjourned and will be reconvened at 2593 West Roosevelt Boulevard, Monroe, North Carolina, on April 16, 2009 at 10:00 a.m., local time.

Both Yadkin Valley and American Community wish to remind shareholders that if they have voted, and do not wish to change their vote, no further action is required.  If shareholders have not yet voted, whether or not they plan to attend the special shareholders’ meeting, they are encouraged to complete, sign, date, and return their proxy card, or such other document as their broker instructed them to use if their shares are held in “street name”.  If shares are held with a broker or bank, shareholders can also vote by telephone or the internet by following the instructions sent to them by their broker or bank.

American Community record shareholders wishing to change their vote may revoke their proxy at any time before it is voted by giving written notice of revocation to American Community’s Secretary, or by filing a properly executed proxy of a later date with American Community’s Secretary, at or before the reconvened meeting.

Yadkin Valley record shareholders wishing to change their vote may revoke their proxy at any time before it is voted by giving written notice of revocation to Yadkin Valley’s Secretary, or by filing a properly executed proxy of a later date with Yadkin Valley’s Secretary, at or before the reconvened meeting.

Record shareholders of either American Community or Yadkin Valley wishing to change their vote may also revoke their proxy by attending and voting their shares in person at the respective special shareholders’ meeting.  Attendance at the meeting alone will not revoke a shareholder’s proxy; rather, a shareholder must also vote at the meeting in order to revoke a previously submitted proxy.  If shares are held in “street name” by a broker or bank, the shareholder must follow the directions they receive from their broker to change or revoke their proxy, and are encouraged to contact their broker or bank if they have any questions or need assistance.

Additional proxy cards or copies of the original joint proxy statement/prospectus can be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336-526-6300), or to Randy P. Helton, President, CEO, and Chairman, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211, (704-225-8444).

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Yadkin Valley and American Community filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a definitive joint proxy statement/prospectus. The Form S-4 was declared effective by the SEC on January 16, 2009.  In addition, a supplement to the joint proxy statement/prospectus was filed on April 1, 2009. Each of Yadkin Valley and American Community may also file with the SEC other documents regarding the proposed merger. Shareholders may obtain a free copy of the joint proxy statement/prospectus and the supplement to the joint proxy statement/prospectus, as well as other filings containing information about Yadkin Valley and American Community, at the SEC’s internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus, the supplement to the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to William A. Long, President and CEO, Yadkin Valley Financial Corporation, 209 North Bridge Street, Elkin, North Carolina 28621-3404, (336-526-6300), or to Randy P. Helton, President, CEO, and Chairman, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, NC 28211, (704-225-8444), or by accessing Yadkin Valley’s website at http://www.yadkinvalleybank.com under “Documents” within the Investor Relations section or American Community’s website at http://www.americancommunitybank.com under “About Us/Investor Relations/SEC Filings.”

The information on Yadkin Valley’s and American Community’s websites is not, and shall not be deemed to be, a part of this letter or incorporated into other filings either company makes with the SEC.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, THE SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Yadkin Valley and American Community and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin Valley and American Community in connection with the combination. Information about the directors and executive officers of Yadkin Valley and their ownership of Yadkin Valley common stock is set forth in the proxy statement, filed April 15, 2008, for Yadkin Valley’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of American Community and their ownership of American Community common stock is set forth in the proxy statement, filed April 17, 2008, for American Community’s 2008 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of those participants may be obtained by reading the joint definitive proxy statement/prospectus regarding the proposed transaction and the supplement thereto.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to (1) statements about the benefits of the combination of Yadkin Valley and American Community, including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to Yadkin Valley’s and American Community’s plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. These statements are based upon the current beliefs and expectations of Yadkin Valley’s and American Community’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

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For additional information contact:

Yadkin Valley Financial Corporation:

William A. Long, President and CEO

Edwin E. Laws, CFO

(336) 526-6300

American Community Bancshares, Inc.

Randy P. Helton, President and CEO

Dan R. Ellis, Jr., CFO

(704) 225-8444

Megan Malanga

Nvestcom Investor Relations

(954) 781-4393

megan.malanga@nvestcom.com